                                                                    Exhibit 99.3
                  Pro Forma Condensed Statement of Condition
                              September 30, 1994
                                  (Unaudited)

                                                                                BB&T           Adjustments
                                                               SNC            Financial         Incr(Dcr)
                                                           -----------      ------------      ------------
                                                                        (Dollars in thousands)
Assets
  Cash and due from depository institutions                $   281,156      $    413,707      $      8,400(1)
  Interest-bearing bank balances                                 1,639            18,302
  Federal funds sold                                           122,600            15,900
  Securities available for sale                                892,638         2,311,390
  Loans held for sale                                           33,387                --
  Securities held to maturity                                1,758,673           101,786
  Loans and leases, net of unearned income                   5,214,410         6,986,594
   Less: allowance for losses                                  (69,298)          (95,344)
                                                           -----------      ------------      ------------
     Net loans and leases                                    5,145,112         6,891,250                --
  Premises and equipment, net                                  157,231           150,233           (15,200)(1)
  Other assets                                                 109,854           285,266
                                                           -----------      ------------      ------------
     Total assets                                          $ 8,502,290      $ 10,187,834      $     (6,800)
                                                           ===========      ============      ============
Liabilities and Shareholders' Equity
  Deposits:
   Demand                                                  $   764,422      $    893,981      $
   Savings                                                   2,281,084         2,689,142
   Time                                                      3,216,840         3,913,616
                                                           -----------      ------------      ------------
     Total deposits                                          6,262,346         7,496,739                --
Short-term borrowings                                        1,352,073         1,258,768
Accounts payable and accrued liabilities                        67,765           113,986            54,534 (1),(4)
Long-term debt                                                 210,887           490,790
                                                           -----------      ------------      ------------
     Total liabilities                                       7,893,071         9,360,283            54,534
                                                           -----------      ------------      ------------
Shareholders' equity
  Preferred stock, $5 par, 5,000,000 shares
   authorized, 770,000 issued and outstanding                    3,850
  Common stock, $5 par, 120,000,000 shares
   authorized, 43,488,593 issued and outstanding;
   96,441,888 shares and 101,616,534 shares pro forma
   issued and outstanding, respectively                        217,443            91,299           173,468 (2)
Paid-in capital                                                155,566           284,940          (173,468)(2)
Retained earnings                                              254,778           477,946           (61,334)(1)(4)
Unearned compensation                                           (3,069)               --
Net unrealized depreciation on securities                      (19,349)          (26,634)
                                                           -----------      ------------      ------------
     Total shareholders' equity                                609,219           827,551           (61,334)
                                                           -----------      ------------      ------------
     Total liabilities and shareholders' equity            $ 8,502,290      $ 10,187,834      $     (6,800)
                                                           ===========      ============      ============

                                                                                                                    SNC,
                                                                                                                    BB&T
                                                             SNC and                                              Financial
                                                              BB&T                                                   and
                                                            Financial                                             Commerce
                                                            pro forma                         Adjustments         pro forma
                                                            combined          Commerce          Incr(Dcr)          combined
                                                           -----------      ------------      ------------       ------------
                                                                                 (Dollars in thousands)
Assets
  Cash and due from depository institutions                $   703,263      $     30,059      $                  $    733,322
  Interest-bearing bank balances                                19,941             1,000                               20,941
  Federal funds sold                                           138,500            13,000                              151,500
  Securities available for sale                              3,204,028           111,894                            3,315,922
  Loans held for sale                                           33,387                --                               33,387
  Securities held to maturity                                1,860,459            89,744                            1,950,203
  Loans and leases, net of unearned income                  12,201,004           429,204                           12,630,208
   Less: allowance for losses                                 (164,642)           (7,468)                            (172,110)
                                                           -----------      ------------      ------------       ------------
     Net loans and leases                                   12,036,362           421,736                           12,458,098
  Premises and equipment, net                                  292,264            19,083                              311,347
  Other assets                                                 395,120            13,094                              408,214
                                                           -----------      ------------      ------------       ------------
     Total assets                                          $18,683,324      $    699,610      $         --       $ 19,382,934
                                                           ===========      ============      ============       ============
Liabilities and Shareholders' Equity
  Deposits:
   Demand                                                  $ 1,658,403      $    108,008      $                  $  1,766,411
   Savings                                                   4,970,226           342,186                            5,312,412
   Time                                                      7,130,456           192,811                            7,323,267
                                                           -----------      ------------      ------------       ------------
     Total deposits                                         13,759,085           643,005                --         14,402,090
Short-term borrowings                                        2,610,841                --                            2,610,841
Accounts payable and accrued liabilities                       236,285             2,470                              238,755
Long-term debt                                                 701,677             6,772                              708,449
                                                           -----------      ------------      ------------       ------------
     Total liabilities                                      17,307,888           652,247                --         17,960,135
                                                           -----------      ------------      ------------       ------------
Shareholders' equity
  Preferred stock, $5 par, 5,000,000 shares
   authorized, 770,000 issued and outstanding                    3,850                                                  3,850
  Common stock, $5 par, 120,000,000 shares
   authorized, 43,488,593 issued and outstanding;
   96,441,888 shares and 101,616,534 shares pro forma
   issued and outstanding, respectively                        482,210             6,837            19,036(2)         508,083
Paid-in capital                                                267,038            30,070           (19,036)(2)        278,072
Retained earnings                                              671,390            11,886                --            683,276
Unearned compensation                                           (3,069)               --                               (3,069)
Net unrealized depreciation on securities                      (45,983)           (1,430)                             (47,413)
                                                           -----------      ------------      ------------       ------------
     Total shareholders' equity                              1,375,436            47,363                --          1,422,799
                                                           -----------      ------------      ------------       ------------
     Total liabilities and shareholders' equity            $18,683,324      $    699,610      $         --       $ 19,382,934
                                                           ===========      ============      ============       ============

            See Notes to Pro Forma Condensed Financial Information

                  Pro Forma Condensed Statement of Operations
                     Nine months ended September 30, 1994
                                  (Unaudited)

                                                                                                               SNC,
                                                                                        SNC and           BB&T Financial
                                                                                     BB&T Financial        and Commerce
                                                                      BB&T              pro forma           pro forma
                                                    SNC             Financial         combined (5)         combined (5)
                                              --------------     ---------------    ----------------     ----------------
                                                            (Dollars in thousands, except per share data)
Interest Income
  Interest and fees on loans and leases         $   307,007         $  406,747        $    713,754       $    739,651
  Interest and dividends on securities              111,977             94,647             206,624            216,731
  Interest on temporary investments                   1,902              1,998               3,900              4,420
                                                -----------         ----------        ------------       ------------
     Total interest income                          420,886            503,392             924,278            960,802
                                                -----------         ----------        ------------       ------------
Interest Expense
  Interest on deposits                              138,706            168,384             307,090            321,783
  Interest on short-term borrowings                  30,449             33,946              64,395             64,425
  Interest on long-term debt                         12,208             15,387              27,595             28,092
                                                -----------         ----------        ------------       ------------
     Total interest expense                         181,363            217,717             399,080            414,300
                                                -----------         ----------        ------------       ------------
Net Interest Income
  Net interest Income                               239,523            285,675             525,198            546,502
  Provision for loan and lease losses                 3,692              5,250               8,942             10,742
                                                -----------         ----------        ------------       ------------
  Net interest income after provison for
     loan and lease losses                          235,831            280,425             516,256            535,760
                                                -----------         ----------        ------------       ------------
Noninterest Income
  Service charges on deposit accounts                26,578             33,445              60,023             62,990
  Nondeposit fees and commissions                    23,205             34,398              57,603             60,111
  Securities gains, net                                 906              2,120               3,026              3,067
  Other noninterest income                           10,038             27,436              37,474             38,785
                                                -----------         ----------        ------------       ------------
     Total noninterest income                        60,727             97,399             158,126            164,953
                                                -----------         ----------        ------------       ------------
Noninterest Expense
  Personnel expense                                  91,043            122,331             213,374            221,822
  Occupancy and equipment expense                    27,019             37,715              64,734             68,165
  Federal deposit insurance expense                  10,970             12,588              23,558             24,614
  Other noninterest expense                          43,459             71,311             114,770            120,193
                                                -----------         ----------        ------------       ------------
     Total noninterest expense                      172,491            243,945             416,436            434,794
                                                -----------         ----------        ------------       ------------
Earnings
  Income before income taxes                        124,067            133,879             257,946            265,919
  Provision for income taxes                         43,123             46,293              89,416             91,940
                                                -----------         ----------        ------------       ------------
  Net income(4)                                      80,944             87,586             168,530            173,979
  Preferred dividend requirements                     3,897                 --               3,897              3,897
                                                -----------         ----------        ------------       ------------
  Net income applicable to common shares        $    77,047         $   87,586        $    164,633       $    170,082
                                                ===========         ==========        ============       ============
Per Common Share Data
  Net income per share:
     Primary                                    $      1.76         $     2.39        $       1.70       $       1.66
                                                ===========         ==========        ============       ============
     Fully diluted                              $      1.68         $     2.39        $       1.66       $       1.62
                                                ===========         ==========        ============       ============
Weighted average shares outstanding:
     Primary                                     43,708,933          36,627,132         96,818,274        102,152,527
                                                ===========         ===========       ============       ============
     Fully diluted                               48,292,039          36,627,132        101,401,380        107,237,079
                                                ===========         ===========       ============       ============

            See Notes to Pro Forma Condensed Financial Information

                  Pro Forma Condensed Statement of Operations
                     Nine months ended September 30, 1993
                                  (Unaudited)

                                                                                                             SNC,
                                                                                       SNC and          BB&T Financial
                                                                                    BB&T Financial       and Commerce
                                                                     BB&T             pro forma           pro forma
                                                    SNC            Financial         combined (5)        combined (5)
                                               -------------       ---------        -------------       -------------
                                                            (Dollars in thousands, except per share data)
Interest Income
  Interest and fees on loans and leases        $   301,347         $   353,423       $     654,770      $     677,928
  Interest and dividends on securities             104,252              92,290             196,542            208,459
  Interest on temporary investments                  1,930               1,222               3,152              3,436
                                               -----------         -----------       -------------      -------------
     Total interest income                         407,529             446,935             854,464            889,823
                                               -----------         -----------       -------------      -------------
Interest Expense
  Interest on deposits                             148,739             159,763             308,502            323,832
  Interest on short-term borrowings                 12,429              17,036              29,465             29,481
  Interest on long-term debt                        16,803               6,870              23,673             24,143
                                               -----------         -----------       -------------      -------------
     Total interest expense                        177,971             183,669             361,640            377,456
                                               -----------         -----------       -------------      -------------
Net Interest Income
  Net interest income                              229,558             263,266             492,824            512,367
  Provision for loan and lease losses               11,493              14,769              26,262             28,487
                                               -----------         -----------       -------------      -------------
  Net interest income after provision for
     loan and lease losses                         218,065             248,497             466,562            483,880
                                               -----------         -----------       -------------      -------------
Noninterest Income
  Service charges on deposit accounts               27,165              29,504              56,669             59,154
  Nondeposit fees and commissions                   22,561              28,575              51,136             54,495
  Securities gains, net                             14,197               1,476              15,673             17,027
  Other noninterest income                           9,625              26,518              36,143             37,201
                                               -----------         -----------       -------------      -------------
     Total noninterest income                       73,548              86,073             159,621            167,877
                                               -----------         -----------       -------------      -------------

Noninterest Expense
  Personnel expense                                 91,937             108,474             200,411            208,339
  Occupancy and equipment expense                   27,860              35,546              63,406             66,507
  Federal deposit insurance expense                 10,328              11,301              21,629             22,620
  Other noninterest expense                         56,352              64,610             120,962            126,653
                                               -----------         -----------       -------------      -------------
     Total noninterest expense                     186,477             219,931             406,408            424,119
                                               -----------         -----------       -------------      -------------

Earnings
  Income before income taxes                       105,136             114,639             219,775            227,638
  Provision for income taxes                        35,539              36,678              72,217             75,220
                                               -----------         -----------       -------------      -------------
  Net income (3),(4)                                69,597              77,961             147,558            152,418
  Preferred dividends requirements                   3,897                   0               3,897              3,897
                                               -----------         -----------       -------------      -------------
  Net income applicable to common shares       $    65,700         $    77,961       $     143,661      $     148,521
                                               ===========         ===========       =============      =============

Per Common Share Data (3)
  Net income per share:
     Primary                                   $      1.57         $      2.21       $        1.54      $        1.51
                                               ===========         ===========       =============      =============
     Fully diluted                             $      1.50         $      2.17       $        1.50      $        1.46
                                               ===========         ===========       =============      =============
  Weighted average shares outstanding:
     Primary                                    41,967,319          35,280,533          93,124,092         98,300,132
                                               ===========         ===========       =============      =============
     Fully diluted                              46,528,792          36,042,790          98,790,838        104,469,675
                                               ===========         ===========       =============      =============

            See Notes to Pro Forma Condensed Financial Information

              NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION

(1) Certain material, non-recurring adjustments of approximately $80 million will be recorded in conjunction with the Merger. These adjustments include: approximately $51 million for the settlement of obligations under existing employment contracts, severance pay for involuntary terminations, early retirement and related employee benefits; approximately $15 million associated with branch closings and divestitures; approximately $8 million for consolidation of bank operations and systems; and approximately $9 million of expenses related to effecting the Merger. These adjustments will be partially offset by a premium on sale of divested deposits of $8 million. The impact of these adjustments has been reflected in the Pro Forma Condensed Statement of Condition as of September 30, 1994.

(2) Based on exchange ratios of 1.45 for conversion of BB&T Financial Common Stock into SNC Common Stock, and 1.305 for conversion of Commerce stock into BB&T Financial Common Stock. At September 30, 1994, BB&T Financial and Commerce had 36,519,514 and 2,734,652 shares outstanding, respectively.

(3) Net income and primary and fully diluted net income per share for the nine months ended September 30, 1993, and the year ended December 31, 1993, do not include the cumulative effect of changes in accounting principles resulting from the adoption by SNC effective January 1, 1993, of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes" ("SFAS 109"), SFAS No. 106, "Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), and SFAS No. 72, "Accounting for Certain Acquisitions of Banking or Thrift Institutions" ("SFAS 72"). The impact of adoption of SFAS 109, SFAS 106 and SFAS 72 on net income, primary net income per share and fully diluted net income per share was $27,217,000, $0.65 and $0.59, respectively for the nine months ended September 30, 1993, and $27,217,000, $0.64 and $0.58, respectively for the year ended December 31, 1993.

(4) BB&T Financial elected to amortize the accumulated postretirement obligation related to the adoption of SFAS 106 over a period of 21 years as a component of the postretirement benefit cost. SNC elected to reflect the adoption of SFAS 106 through the recording of a cumulative charge for this change in accounting principle. The Condensed Pro Forma Financial information reflects an adjustment to conform BB&T Financial's transition method to the method elected by SNC. Net income and primary and fully diluted net income per share for the nine months ended September 30, 1993, and the year ended December 31, 1993, do not reflect this conforming adjustment. The impact of this conforming adjustment, net of tax, on net income, for both the nine months ended September 30, 1993 and for the year ended December 31, 1993 is $7,898,000. Additionally, the accompanying Pro Forma Condensed Statements of Operations do not reflect adjustments for amounts previously recorded by BB&T Financial as amortization of the unrecorded transition obligation, which amounted to $335,000 (net of tax of $224,000) for the year ended December 31, 1993, and $251,000 (net of tax of $168,000) for each of the nine month periods ended September 30, 1994 and 1993.

(5) No pro forma adjustments are reflected in the Pro Forma Condensed Statements of Operations.